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                                                                    EXHIBIT 10.2


          FORM OF 8.0% CONVERTIBLE SUBORDINATED NOTE DUE JUNE 1, 2005


          THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE, AS APPLICABLE, UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


$__________                                                         June 1, 1998
                                                              NEW YORK, NEW YORK


          FOR VALUE RECEIVED, ASCENT PEDIATRICS, INC., a Delaware corporation (the "undersigned"), hereby promises to pay to the order of _____________, or registered assigns, the principal amount of ______________ Dollars ($__________) on May __, 2005, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal amount hereof at the rate of 8.0% per annum until the unpaid principal amount hereof shall become due and payable, and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal and premium, if any, at the rate of 12% per annum.

          Payments of principal, premium, if any, and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 187 Ballardvale Street, Suite B125, Wilmington, Massachusetts 01887, subject to the right of the registered holder hereof under the Purchase Agreement referred to below to receive direct payment in immediately available funds.

          Accrued interest shall be paid by the undersigned on this Note semiannually on June 1 and December 1 of each year, commencing December 1, 1998; provided, however, that, to the extent applicable, payment of 50% of the accrued interest otherwise payable on December 1, 1998 and June 1, 1999 shall be payable, with interest thereon at the rate of 8.0% per annum, on December 1, 2001 and June 1, 2002, respectively, and payment of 50% of the accrued interest otherwise payable on December 1, 1999 and June 1, 2000 shall be payable, with interest thereon at the rate of 8.0% per annum, on December 1, 2002 and June 1, 2003, respectively;

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provided, further, however, that all such deferred interest payments and interest thereon shall be due and payable, if not previously paid, upon the acceleration of the maturity of this Note

          If any amounts under this Note become due and payable on a day that banks in the State of New York are not open for business, such amounts shall be paid on the next succeeding day that such banks shall be open for business.

          This Note has been issued pursuant to and is one of a series of notes (the "Convertible Notes") issued pursuant to and is subject to all of the provisions of the Securities Purchase Agreement dated as of May 13, 1998 between the undersigned and the Purchasers named therein (the "Purchase Agreement"). Capitalized terms herein are used as defined in the Purchase Agreement unless otherwise defined herein.

          This Note may be redeemed by either the undersigned or the holder as provided in Article IX of the Purchase Agreement. This Note may, or in certain circumstances, shall automatically, be converted into Common Stock, par value $0.00004 per share, of the Company in accordance with Article XII of the Purchase Agreement.

          This Note is a general unsecured obligation of the undersigned and is subordinated to all Senior Indebtedness in accordance with Article XI of the Purchase Agreement. Upon the occurrence of any one or more Events of Default, all amounts then remaining unpaid on this Note may be declared to be immediately due and payable subject to and as provided in the Purchase Agreement.

          This Note may be amended and the provisions hereof may be waived only in accordance with Article XIV of the Purchase Agreement.

          This Note shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, ASCENT PEDIATRICS, INC. has caused this Note to be duly executed.


                                        ASCENT PEDIATRICS, INC.

(CORPORATE SEAL)

ATTEST:                                 By:
                                           -------------------------------------
                                           Name:
                                           Title:

-------------------------------------
Name:
Title:  Secretary


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